UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2024

Immunocore Holdings plc
(Exact name of registrant as specified in its Charter)

England and Wales	001-39992	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

92 Park Drive, Milton Park Abingdon, Oxfordshire, United Kingdom	OX14 4RY
(Address of principal executive offices)	(Zip Code)
+44 1235 438600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing one ordinary share, nominal value £0.002 per share	IMCR	The Nasdaq Stock Market LLC
Ordinary share, nominal value £0.002 per share*	*	The Nasdaq Stock Market LLC

* Not for trading, but only in connection with the listing of the American Depositary Shares on The Nasdaq Stock Market LLC.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 23, 2024, Immunocore Holdings plc (the “Company”) held its 2024 Annual General Meeting of Shareholders (the “AGM”). The shareholders considered the eleven resolutions set forth below, each of which were voted on and duly passed on a poll at the AGM. Each resolution is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 12, 2024 (the “Proxy Statement”). Set forth below are the results, including the number of votes cast for, against (or, in the case of Resolution 4, “One Year,” “Two Years” and “Three Years”) and abstentions, with respect to each of the resolutions submitted for a vote of the shareholders at the AGM. An abstention is not a vote in law and is not counted in the calculation of the proportion of the votes for or against a particular resolution.

Ordinary Resolutions

Resolution 1: To re-appoint as a director of the Company Bahija Jallal, Ph.D. The votes were cast as follows:

For	Against	Abstain
34,240,387	15,133	4,239

Resolution 2: To re-appoint as a director of the Company Professor Sir John Bell. The votes were cast as follows:

For	Against	Abstain
30,134,392	4,121,144	4,223

Resolution 3: To approve, on advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement. The votes were cast as follows:

For	Against	Abstain
33,617,866	636,901	4,992

Resolution 4: To indicate, on an advisory basis, the preferred frequency of shareholder advisory votes on the compensation of the Company’s named executive officers. The votes were cast as follows:

One Year	Two Years	Three Years
34,206,579	763	52,417

Based on the results of the vote, and consistent with the recommendation of the Company’s board of directors, the Company has determined to hold future non-binding advisory votes to approve the compensation of its named executive officers on an annual basis until the next required non-binding advisory vote on the frequency of holding future votes regarding the compensation of the Company’s named executive officers.

Resolution 5: To ratify the appointment of Deloitte LLP as the Company’s U.S. independent registered public accounting firm for the year ending December 31, 2024. The votes were cast as follows:

For	Against	Abstain
34,255,074	2,057	2,628

Resolution 6: To re-appoint Deloitte LLP, a limited liability partnership organized under the laws of England, as Company’s U.K. statutory auditors, to hold office until the conclusion of the next annual general meeting of shareholders. The votes were cast as follows:

For	Against	Abstain
34,254,044	2,061	3,654

Resolution 7: To authorize the directors to determine the U.K. statutory auditors’ remuneration for the year ending December 31, 2024. The votes were cast as follows:

For	Against	Abstain
34,255,844	82	3,833

Resolution 8: To receive and adopt the U.K. statutory annual accounts and reports for the year ended December 31, 2023 (the “2023 U.K. Annual Report”). The votes were cast as follows:

For	Against	Abstain
33,905,546	342,006	12,207

Resolution 9: To approve the directors’ remuneration report for the year ended December 31, 2023, which is set forth as Annex A to the Proxy Statement and on pages 20 to 47 (inclusive) of the 2023 U.K. Annual Report. The votes were cast as follows:

For	Against	Abstain
33,719,838	535,752	4,169

Resolution 10: To authorize the Company to make political donations/incur political expenditure. The votes were cast as follows:

For	Against	Abstain
34,199,266	56,115	4,378

Special Resolution

Resolution 11: That, with effect from the conclusion of the AGM, the draft articles of association produced to the AGM and, for the purpose of identification, initialed by the Chairman, be adopted as the articles of association of the Company in substitution for, and to the exclusion of, the Company’s existing articles of association. The votes were cast as follows:

For	Against	Abstain
34,254,042	668	5,049

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNOCORE HOLDINGS PLC

Dated: May 23, 2024	By:	/s/ Bahija Jallal, Ph.D.
		Name:	Bahija Jallal, Ph.D.
		Title:	Chief Executive Officer